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                                                                   Exhibit 10.17

                 HET SUBORDINATED LENDER SUBORDINATION AGREEMENT
                                    (Lenders)


                  HET SUBORDINATED LENDER SUBORDINATION AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of October 29, 1998, among HARRAH'S ENTERTAINMENT, INC., a Delaware corporation ("HET"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI") and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent") under the Credit Agreement (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                                    RECITALS

                  A. Harrah's Jazz Company, a Louisiana general partnership ("HJC"), filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on November 22, 1995, which case is now pending in the United States Bankruptcy Court for the Eastern District of Louisiana, Case No. 95-14545.

                  B. HJC has submitted, and the United States Bankruptcy Court for the Eastern District of Louisiana has confirmed, a plan of reorganization (the "Plan").

                  C. As contemplated by the Plan, Jazz Casino Company, L.L.C., a Louisiana limited liability company (the "Company"), has succeeded to all the rights and obligations of HJC.

                  D. Contemporaneously herewith, pursuant to the Plan, the Company, JCC Holding Company, a Delaware corporation ("JCC Holding"), JCC Development, L.L.C., FP Development, L.L.C., CP Development, L.L.C. and the Trustee, as trustee, have entered into (i) that certain Indenture, pursuant to which the Company has issued Senior Subordinated Notes due 2009 with Contingent Payments (as may be amended, modified, extended, renewed, supplemented or refinanced from time to time, the "New Bonds") and (ii) that certain Indenture (and together with the indenture for the New Bonds, as each may be amended from time to time, the "Indenture"), pursuant to which the Company has issued the Senior Subordinated Contingent Notes due 2009 (as may be amended, modified, extended, renewed, supplemented or refinanced from time to time, the "New Contingent Bonds").

                  E. HET, HOCI and the Company have entered into that certain Subordinated Loan Agreement, pursuant to the Plan (as amended, modified or supplemented from time to time, the "Subordinated Loan Agreement").

                  F. Contemporaneously herewith the Company, JCC Holding, as guarantor, the Administrative Agent, and certain lenders (the "Lenders") have entered into that certain Credit Agreement pursuant to the Plan, providing for
(i) a senior secured term loan in the amount of Sixty Million Dollars ($60,000,000), (ii) a secured term loan in the amount of One Hundred

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Fifty-One Million Five Hundred Thousand Dollars ($151,500,000), and (iii) a
revolving loan facility including Revolving Loans, Swingline Loans and Letters of Credit drawn under such revolving loan facility in an amount not to exceed Twenty Five Million Dollars at any time outstanding ($25,000,000).

                  G. The Administrative Agent desires that HET and HOCI enter into this Agreement in respect of the Subordinated Loan Agreement, which together with all principal, interest, fees, indemnities and other amounts owing with respect thereto or with respect to any related promissory notes or other related documents, are herein called the "Subordinated Obligations."

                  H. As a condition to the Credit Agreement, the parties hereto (including HET and HOCI) are required to execute and deliver this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         1. SUBORDINATION

         1.1. Definitions. For purposes of this Agreement, the term "Senior Indebtedness" shall mean all Obligations of the Company (i) under the Credit Agreement, and the other Credit Documents, and (ii) of the Company in respect of any Interest Rate Protection Agreements. As used herein, the term "Obligations" shall mean all principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, at the rate provided for in the documents governing such Senior Indebtedness, whether or not such interest is an allowed claim against the debtor in any such proceeding).

         1.2. Subordination of Liabilities

         (a) Each of HET and HOCI, for itself, its successors and assigns, covenants and agrees that the payment of the Subordinated Obligations is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Section 1 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become Lenders or continue to be Lenders and such provisions are made for the benefit of the Lenders and such Lenders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

         (b) In the event of any payment default under Section 10.01 of the Credit Agreement, any acceleration of the Senior Indebtedness under Section 10 of the Credit Agreement, or the bankruptcy of the Company, any payments by the Company or any representative of the Company, subject to the rights of the LGCB under the Casino Operating Contract, the RDC

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under the Lease, and any other creditor, as their interests may appear, shall be applied in the following order: (i) reimbursement of all management expenses incurred in accordance with the Management Agreement; (ii) amounts as set forth in Section 11 of that certain Intercreditor Agreement among HET, HOCI, Bankers Trust Company, Norwest Bank Minnesota, National Association, as trustee, and the other parties named therein (as amended from time to time); (iii) any credit enhancement fee due and payable to HET or an Affiliate of HET pursuant to that certain Credit Enhancement Fee Agreement entered into by and among the Company and HOCI pursuant to the Plan; (iv) Base Fee and Termination Fee pursuant to and as defined in the Management Agreement; (v) interest due on the Convertible Junior Subordinated Debentures (as defined in the Plan); (vi) principal due on the Convertible Junior Subordinated Debentures; (vii) interest due on any amounts advanced under the Subordinated Loan Agreement (the "Subordinated
Loan"), the Construction Lien Indemnity Advances and any Completion Loans on a pari passu basis; (viii) principal due on the Subordinated Loan, the Construction Lien Indemnity Advances and any Completion Loans on a pari passu basis; and (ix) Incentive Fee pursuant to and as defined in the Management Agreement.

         1.3. Company Not to Make Payments with Respect to Subordinated Obligations in Certain Circumstances

         (a) Until all Senior Indebtedness shall have been paid in full in cash, no payment or distribution of any kind or character (whether in cash, property, securities or otherwise) shall be made in respect of any Subordinated Obligations other than any payments expressly permitted to be made under Section
9.03 of the Credit Agreement.

         (b) In the event that (i) the Company or any of its Subsidiaries shall make any payment to HET or HOCI on account of the Subordinated Obligations, which payment is not permitted by said subsection (a), or (ii) HET or HOCI receives any payment or distribution from any enforcement or other action against the Collateral, such payment shall be held by HET or HOCI, as the case may be, in trust for the benefit of the Lenders, and shall be paid forthwith over and delivered to the Administrative Agent, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay the Senior Indebtedness in full in cash in accordance with the terms of the Senior Indebtedness after giving effect to any concurrent payment or distribution to or for the Lenders.

         1.4. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

         (a) the Lenders shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate provided in the documentation with respect to the Senior Indebtedness whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before HET and HOCI are entitled to receive any payment of any kind or character with respect to any

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Subordinated Obligations, other than any payments permitted under the Credit
Documents;

         (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property, securities or otherwise to which HET and HOCI would be entitled but for the provisions of this Section 1.4, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Lenders or to the Administrative Agent to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the Lenders; and

         (c) in the event that, notwithstanding the foregoing provisions of this
Section 1.4, any payment or distribution of assets of the Company of any kind or character, whether in cash, property, securities or otherwise, shall be received by HET or HOCI on account of Subordinated Obligations before all Senior Indebtedness is paid in full in cash, which payment or distribution is not permitted by preceding subsections (a) and (b) of this Section 1.4, such payment or distribution shall be received and held in trust for and shall be paid over to the Lenders or to the Administrative Agent for application to the payment of such Senior Indebtedness until all Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the Lenders.

         1.5. Effect of Subordination on Obligations Pursuant to Subordinated Loan Agreement. HET and HOCI hereby agree for the benefit of the Company and the Lenders that to the extent that any payment of Subordinated Obligations is not permitted to be made pursuant to the provisions of this Section 1, then, and notwithstanding anything to the contrary contained in the Subordinated Loan Agreement, the respective Subordinated Obligations shall not be payable by the Company until they are permitted to be paid in accordance with the terms of this
Section 1. To the extent that any such Subordinated Obligations are not payable by the Company, pursuant to this Section 1, HET and HOCI shall forbear from exercising any right to accelerate the Company's obligations under the Subordinated Loan Agreement as a result thereof so long as the Credit Agreement or this Agreement shall continue to prohibit the Company from making such payments. Without limiting the foregoing, no action shall be taken by HET or HOCI to enforce the payment of any Subordinated Obligations until all Senior Indebtedness shall have been paid in full in cash.

         1.6. Subrogation. After all Senior Indebtedness have been paid in full in cash, HET and HOCI shall have and be entitled to all rights of subrogation otherwise provided by law in respect of any payment it may make or be obligated to make under this Agreement with respect to the claims of the Lenders against the Company or any other guarantor of the Senior Indebtedness.

         1.7. Subordination Rights not Impaired by Acts or Omissions of Company or Lenders. No right of any Lender or the Administrative Agent to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such Lender, or by any noncompliance by the

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Company with the terms and provisions of the Subordinated Loan Agreement regardless of any knowledge thereof which any such Lender may have or be otherwise charged with. The Lenders the Administrative Agent may, without in any way affecting the obligations of HET and HOCI with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing the Senior Indebtedness, all without notice to or assent from HET and HOCI.

         2. OTHER RESTRICTED PAYMENTS; SUBORDINATED RIGHTS

         (a) In addition to the provisions of preceding Section 1, until all Senior Indebtedness have been repaid in full in cash, HET and HOCI shall not, and shall not permit any of their Subsidiaries to, receive any Restricted Payment in violation of the provisions of the Credit Agreement (including, without limitation, Section 9.03(ix) thereof).

         (b) In the event that, notwithstanding the provisions of the preceding subsection (a) of this Section 2, HET or HOCI or any of their Subsidiaries shall receive any payment not permitted to be received by them pursuant to said subsection (a), such payment shall be held by HET or HOCI or its Subsidiary in trust for the benefit of the Lenders, and shall be paid forthwith and delivered (with HET hereby agreeing to pay such amount over), to the Administrative Agent for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash after giving effect to any concurrent payment or distribution to the Lenders.

         3. AMENDMENT. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the Administrative Agent (with the consent of the Required Banks), HET and HOCI.

         4. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without reference to its conflicts of law principles.

         5. THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the Lenders, and may not be amended or modified in any respect, or terminated, without the consent of the Administrative Agent (with the consent of the Required Banks). The provisions of this Agreement are continuing provisions and all Senior Indebtedness to which they apply shall conclusively be presumed to have been created in reliance thereon. Except to the extent provided in
Section 1.5 hereof, this Agreement is not entered into for the benefit of the Company, and the Company shall not be a third party beneficiary of this Agreement. Except as otherwise expressly set forth herein, no provision of this Agreement shall be deemed to modify, or release the Company from, any of its obligations pursuant to the Subordinated Loan

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Agreement or to grant the Company any additional rights under such agreement.

         6. TERMINATION. This Agreement shall terminate on the first to occur of
(i) the termination of the Credit Agreement and satisfaction of all obligations to the Administrative Agent and the Lenders thereunder or (ii) the termination of the Subordinated Loan Agreement and satisfaction of all obligations to HET, HOCI, and the Company thereunder and the obligations of HET and HOCI under this Agreement (so long as, in the case of both clauses (i) and (ii) above, the satisfaction of said obligations does not violate the terms of this Agreement).

         7. SUBORDINATED LOAN AGREEMENT

         (a) Notwithstanding anything to the contrary contained in the Subordinated Loan Agreement, HET and HOCI hereby agree to forbear from taking any action in respect of a default by the Company under Section 8 of the Subordinated Loan Agreement, at any time prior to the occurrence of a Flip Event (as defined in the Restated Certificate of Incorporation of JCC Holding as of the date hereof) or after the occurrence of a Cure Event (as defined in the Restated Certificate of Incorporation of JCC Holding as of the date hereof) in respect of any uncured Flip Events, and thereafter such covenants shall be deemed modified to the extent necessary such that they are no more onerous on the Company than the covenants contained in the Indenture as in effect on the date hereof.

         (b) Notwithstanding anything to the contrary contained in the Subordinated Loan Agreement, HET and HOCI subordinate to the Lien granted by the Company to the Lenders all rights granted or purported to be granted by the Company to HET and HOCI pursuant to the Subordinated Loan Agreement in any policies of insurance for or revenues from the Casino (collectively, the "Assigned Proceeds").

         (c) Each of HET and HOCI, for itself, its successors and assigns, covenants and agrees that its rights as assignee of the Assigned Proceeds are subject to the prior security interest granted in such Assigned Proceeds under the Security Documents to the Lenders. The priorities set forth herein with respect to the Assigned Proceeds are applicable irrespective of (i) the time, order or method of attachment or perfection or recording thereof or of any financing statements or (ii) whether or not the Collateral Agent, the Administrative Agent or any Lender has a valid or perfected security interest in the Assigned Proceeds.

         (d) Until all Senior Indebtedness shall have been paid in full in cash, HET and HOCI shall not take any action whatsoever (including any remedial action) to exercise or enforce their rights and remedies in respect of any Assigned Proceeds, provided that in order to satisfy its obligations under any Guaranty and so long as HET and HOCI are not in default under the Bank Completion Guaranty, HET and HOCI may exercise any of their rights in respect of the Assigned Proceeds in order to cause the successful completion of the Casino (it being understood and agreed that the exercise by HET and HOCI of such rights shall continue to be subject to the subordination provisions of this Agreement).

         (e) The subordination and other provisions of this Agreement apply only to the

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Subordinated Obligations and shall have no effect on the rights of HET and
HOCI pursuant to the HET/JCC Agreement.

         8. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

 (a)  if to HET or HOCI at:                    Harrah's Entertainment, Inc.
                                               Harrah's Operating Company, Inc.
                                               1023 Cherry Road
                                               Memphis, Tennessee  38117
                                               Attention:  General Counsel

                                               with a copy to the Corporate
                                               Secretary at the same address

 (b)  if to the Company, at:                   Jazz Casino Company, L.L.C.
                                               512 South Peters Street
                                               New Orleans, Louisiana 70130
                                               Attention:  President

 (c)  if to the Administrative Agent, at:      Bankers Trust Company
                                               One Bankers Trust Plaza
                                               130 Liberty Street
                                               New York, New York 10006
                                               Attention:  Mary Kay Coyle

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.


                            [Signature page follows]


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                  IN WITNESS WHEREOF, the Administrative Agent, HOCI and HET
have caused this Agreement to be duly executed and delivered as of the date first written above.

WITNESSES:                               HARRAH'S ENTERTAINMENT, INC.,
                                         a Delaware corporation


/s/ Vicki J. Gromberg                    By: /s/  George W. Loveland, II
---------------------------                 -----------------------------------

                                         Name:    George W. Loveland, II
                                              ---------------------------------

/s/ W. Paul Koenig                       Title:   Vice President
---------------------------                 -----------------------------------

                                         HARRAH'S OPERATING COMPANY, INC.,
                                         a Delaware corporation

/s/ Vicki J. Gromberg                    By: /s/ George W. Loveland, II
---------------------------                 -----------------------------------

                                         Name:    George W. Loveland, II
                                              ---------------------------------

/s/ W. Paul Koenig                       Title:   Vice President
---------------------------                    --------------------------------

                                         BANKERS TRUST COMPANY,
                                         as Administrative Agent


/s/ A. Moskal                            By: /s/  Mary Kay Coyle
---------------------------                 -----------------------------------

                                         Name:    Mary Kay Coyle
                                              ---------------------------------

/s/ Rob Friedrich                        Title:   Managing Director
---------------------------                    --------------------------------

Acknowledged and agreed by:

JAZZ CASINO COMPANY, L.L.C.,          WITNESSES:
a Louisiana limited liability
company


By: /s/  Frederick W. Burford         /s/ S. Jay Novatney
   ------------------------------     ---------------------------------

Name:    Frederick W. Burford
     ----------------------------

Title:   President                    /s/illegible
      ---------------------------     ---------------------------------

                               SIGNATURE PAGE TO
                            HET SUBORDINATED LENDER
                       SUBORDINATION AGREEMENT (Lenders)

STATE OF New York

COUNTY OF New York



                  BE IT KNOWN that on the 28th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared George W. Loveland II, who acknowledged himself to be Authorized Representative of Harrah's Entertainment, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                       Notary Public

                                                      [Notarial Seal]

                                           My Commission expires:





                                ACKNOWLEDGMENT TO
                             HET SUBORDINATED LENDER
                        SUBORDINATION AGREEMENT (Lenders)

STATE OF New York

COUNTY OF New York



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Mary Kay Coyle, who acknowledged himself to be Managing Director of Bankers Trust Company and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                        Notary Public

                                                       [Notarial Seal]

                                           My Commission expires:




                                ACKNOWLEDGMENT TO
                             HET SUBORDINATED LENDER
                        SUBORDINATION AGREEMENT (Lenders)

STATE OF New York

COUNTY OF New York



                  BE IT KNOWN that on the 28th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared George W. Loveland II, who acknowledged himself to be Authorized Representative of Harrah's Operating Company, Inc., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             /s/ Jorge Jacob Jose
                                           ------------------------------------
                                                       Notary Public

                                                      [Notarial Seal]

                                          My Commission expires:





                                ACKNOWLEDGMENT TO
                             HET SUBORDINATED LENDER
                        SUBORDINATION AGREEMENT (Lenders)

STATE OF Louisiana

PARISH OF Orleans



                  BE IT KNOWN that on the 29th day of October, 1998, before me, a Notary Public, duly commissioned and authorized in and for the State and County aforesaid, personally came and appeared Frederick W. Burford, who acknowledged himself to be President of Jazz Casino Company, L.L.C., a Louisiana limited liability company, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer on behalf of such company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             /s/ Daniel E. Davillier
                                           ------------------------------------
                                                        Notary Public

                                                        [Notarial Seal]

                                           My Commission expires:






                                ACKNOWLEDGMENT TO
                             HET SUBORDINATED LENDER
                        SUBORDINATION AGREEMENT (Lenders)